SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event) May 23, 2014; (May 23, 2014)

GUIDED THERAPEUTICS, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	0-22179	58-2029543
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

5835 Peachtree Corners East, Suite D Norcross, Georgia (Address of Principal Executive Offices)	30092 (Zip Code)

Registrant's Telephone Number, Including Area Code:     (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Section 7.01   (Regulation FD Disclosure)

On May 23, 2014, the registrant publicly issued a press release announcing that the registrant has today announced that it has issued and sold to Magna Group affiliate Hanover Holdings I, LLC the final $2,000,000 in principal amount of senior convertible notes under the terms of the previously disclosed Securities Purchase Agreement entered into with Magna in April 2014., a copy of which is furnished as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

99.1	Press Release dated May 23, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC.

	By:	/s/ Gene Cartwright
Gene Cartwright
Chief Executive Officer
Date: May 23, 2014

3